THIS  AGREEMENT  made this 18th day of  April,  2000,  by and among RMS
TITANIC, INC., a Florida corporation authorized to transact business in the State of New York ("Purchaser"), ARGOSY INTERNATIONAL, LTD. , a Grand Turks and Caicos corporation ("Seller") and GRAHAM JESSOP (hereinafter sometimes referred to as "Shareholder").
                              W I T N E S S E T H :

         WHEREAS, Purchaser is in the business of salvaging ships that have been sunk; and

         WHEREAS, Seller is engaged in the business of consulting and actually engaged in the salvaging of ships that have been sunk; and

         WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to acquire from Seller certain of its assets (the "Intangible Assets") used in connection with Seller's business.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties agree as follows:

                                        I

                              SALE AND ACQUISITION

         1.1 Sale and Acquisition of Intangible Assets. Seller hereby agrees and does hereby sell and Purchaser hereby agrees and does hereby acquire from Seller certain of Seller's Intangible Assets. The assets so acquired are set forth on Exhibit A annexed hereto. Purchaser does not acquire any further assets from Seller except as set forth on Exhibit A.

         1.2 Non-Assumption of Liabilities. Purchaser shall not assume any of the obligations or liabilities of Seller.

         1.3 Acquisition Price. Purchaser agrees and does hereby issue to Seller 600,000 shares of Purchaser's common stock. Said shares when issued, shall be validly issued, fully paid and non-assessable.

         1.4 Investment Letter. Simultaneously herewith, Seller has signed an investment letter that it will not sell any of its shares unless there is a registration statement with respect to such shares under ss. 5 of the Securities Act of 1933, as amended, and such sale is subject to an exemption thereunder.

                                       II

                     SELLER'S REPRESENTATIONS AND WARRANTIES

         2. In order to induce Purchaser to consummate the transactions set forth in this agreement, each of Seller and Shareholder represents and warrants to Purchaser that:

                  2.1 Organization and Standing of Seller. Seller is a corporation duly incorporated and organized, validly existing and in good standing under the laws of Grand Turks and Caicos. Seller is qualified to do business in each jurisdiction where the nature of Seller's business requires it to be so qualified. Copies of the Certificate of Incorporation, as amended, to date and the by-laws of Seller, as amended to date, have been delivered to Seller and are complete and correct as of the date of this agreement.

                  2.2 Subsidiaries and Affiliates. Seller does not have any subsidiary corporation. The business of Seller is conducted in its name. Seller does not do business under any trade name or assumed name.

                  2.3 Solvency and Good and Marketable. Seller is solvent whether under any federal bankruptcy law or under the laws of Grand Turks and Caicos. The sale and transfer of the Intangible Assets by Seller to Purchaser this date will vest in Purchaser good and marketable title, free of any encumbrance, lien or security interest, or any claim whatsoever including, but not limited to, a claim that the sale and transfer of the Intangible Assets to Purchaser is a fraudulent conveyance. The Purchase Price paid by Purchaser to Seller for the Intangible Assets is fair and valuable consideration.

                  2.4 Consummation of Transactions. The consummation of the transactions contemplated by this agreement and the execution, delivery, and performance of this agreement do not violate any provisions of any law or regulation applicable to Seller; of the Articles of Incorporation or By-Laws of Seller; of any order, judgment, or decree of any court or governmental instrumentality; or of any agreement, indenture, or other instrument to which Seller is a party or by which it or its property may be bound; do not constitute and will not with the passage of time or the giving of notice or both constitute a default under any such agreement or instrument; and will not result in the creation of any lien, charge, security interest, or other encumbrance upon any of the Property.
                  2.5 Authority. Seller has duly adopted this agreement and authorized the execution, delivery, and consummation of this agreement in accordance with the terms and conditions herein set forth.

                  2.6 Investment. Six Hundred Thousand (600,000) shares of Purchaser's common stock are acquired for investment and will not distribute, sell or in any way dispose of those shares, except there is a registration statement then in effect with the Securities and Exchange Commission in accordance with ss. 5 of the Securities Act of 1933, as amended, or there is an exemption for registration under said Securities Act.

                 2.7 Sole Shareholder. Graham Jessop is the sole Shareholder of Seller.

                                      III

                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

         3. In order to induce Seller to consummate the transactions set forth in this Agreement, Purchaser represents and warrants to Seller that:

                  3.1 Organization and Standing of Purchaser. Purchaser is a corporation duly organized and in good standing under the laws of the State of Florida. Except for qualification in the State of New York, Purchaser is not required to do business in any other jurisdiction. Copies of the Certificate of Incorporation, as amended, to date and the by-laws of Purchaser, as amended, to date, have been delivered to Seller and are complete and correct as of the date of this agreement.

                  3.2 Authority. Purchaser has adopted this agreement and authorized the execution, delivery and consummation of this Agreement in accordance with the terms and conditions herein set forth.

                 3.3 Issuance of Shares. The 600,000 shares being issued and delivered to Purchaser by Seller when issued, shall be validly issued, fully paid and non-assessable.
                                       IV

                                CLOSING DOCUMENTS

         4.1 Closing Documents. In order to effect the conveyances, transfers and assignments contemplated by this Agreement, Seller has executed and delivered to Purchaser on the date hereof all such deeds, bills of sale and other documents or instruments of conveyance, transfer, or assignment as have been deemed necessary or appropriate to vest in or confirm to Purchaser full and complete title to all the Property, all of which documents are in form and substance satisfactory to counsel for Purchaser. Subsequent to the date hereof, Seller will execute and deliver from time to time at the request of Purchaser all such further instruments of conveyance, assignment, and further assurance as may reasonably be required in order to vest in and confirm to Purchaser full and complete title to and the right to use and enjoy the Property.

                                        V

                             POST CLOSING COVENANTS

                   SALE BY PURCHASER OF ACQUIRED COMMON STOCK

      5.1. Transfer of Common Stock; Registration Covenants. Seller agrees:
                 (a) To give Purchaser advance written notice of Seller's intention to effect any of the Purchaser's Common Stock issued to Seller.

               (b) That said notice must detail the circumstances of the proposed transfer and be accompanied by a written opinion of Seller's legal counsel regarding whether that transfer of the common stock must be registered under ss. 5 of the Securities Act of 1933, as amended ("Securities Act"). If the opinion is that registration is required, the notice must include a demand that the Purchaser effects a registration. Upon receipt by the Purchaser of any such notice, the following provisions shall apply:

                  (i) Immediately upon receiving the notice, the Purchaser will ask its counsel to render a written opinion regarding the necessity of registration, copies of which the Purchaser will furnish the holder and its counsel. If the Purchaser's counsel fails to render its opinion within twenty days of the Purchaser's request, the Purchaser will proceed as if its counsel had rendered an opinion concurring with the opinion of the holder's counsel.

                  (ii) If the opinion of both counsel is that the proposed transfer may be effected without registration, the holder will thereupon be entitled to proceed with the transaction in accordance with his or her notice to the Purchaser.

                  (iii) If counsel's opinion is that the proposed transfer may not be effected without registration, the Purchaser will use its best efforts to effect registration of the shares of Common Stock under the Securities Act, in accordance with the holder's notice and the provisions of this section.

                  (iv) If, however, the opinion of the Seller's counsel is that registration is not required and the Purchaser's counsel does not concur, Seller's counsel may submit the question to the staff of the Securities and Exchange Commission (the "SEC"). If the staff of the SEC issues a favorable "no-action" letter or advisory opinion with respect to the transaction, Seller's counsel will promptly furnish a copy thereof to the Purchaser and its counsel. Seller's counsel may thereupon transfer the shares of the Common Stock covered by the opinion or no action letter in accordance with its terms.

Seller may not transfer its shares of Common Stock until (x) the favorable opinions of counsel referred to in subparagraph (a)(ii) have been given; (y) the registration of the shares of Common Stock referred to in subparagraph (a)(iii) has been effective, or (z) the favorable advisory opinion or no-action letter referred to in subparagraph (a)(iv) has been received.

                  (c) The Purchaser agrees that upon written request by Seller of the Purchaser to register any of the shares of Common Stock issued to Seller pursuant to this Agreement in accordance with ss. 5 of the Securities Act, the Purchaser shall, as expeditiously as possible, use its best efforts to cause such registration statement covering the following securities to become effective:

                  (i) The shares of Common Stock which the Purchaser has been requested to register pursuant to this subsection (c), for disposition in accordance with the proposed method of disposition described in the notice referred to in subsection (c);

to the extent requisite to permit the disposition (in accordance with the proposed methods thereof, as aforesaid) by Seller of such securities. No security to be newly issued by the Purchaser or held by any other of the security holders of the Purchaser shall be included in a registration statement filed pursuant to this subsection (c) and the Purchaser shall not file any other registration statement under the Securities Act until 60 days after the effective date of the registration statement filed pursuant to this subsection
(c).

                  (d)(i) The shares of Common Stock of Purchaser acquired by Seller shall be acquired for his own account and for investment only, without a view to the "distribution", as that phrase has meaning under the Securities Act. The restrictions contained herein with respect to the shares of Common Stock of Purchaser issued to Seller shall be subject to the restrictions contained herein.
                    (ii) Any certificate representing the shares of Common Stock of Seller issued by Purchaser shall bear a legend in form and substance designated by the Purchaser referring to the investment commitment set forth herein to the effect that the shares of Common Stock to be purchased have not been registered under the Act and that the Purchaser need not recognize any person, firm or corporation other than the holder of this option as having any interest in such shares unless the acquisition thereof shall have been made in compliance with the Act and the rules and regulations promulgated by the SEC.

         5.2 Inclusion of Permitted Shares. During any consecutive twelve month period after two years from the date of this Agreement Seller shall have the right to request in writing that Purchaser file a registration statement on such applicable form covering all or any part of the shares of Common Stock issued to Seller, provided that (a) the total number of shares to be offered by Seller shall not be less than 600,000 shares of Seller's acquired common stock of Purchaser and (b) that Purchaser shall have the right to file such registration statement on the basis of its financial data as at the end of its fiscal year (unless Seller in its request for registration statement, offers to pay the accounting fees incurred by Purchaser in order to file such registration statement based on financial data other than Purchaser's financial data at the end of its then fiscal year) in which the request for registration is made. Purchaser agrees to file such registration statement within five months after the end of its then fiscal year; to make diligent efforts to make such registration statement to come effective as soon as practicable and to keep the registration statement effective until the earlier of (a) ninety days from its effective date or (b) the disposition of the shares therein registered, but in no event less than the number of days, if any, required by law for delivery of a prospectus in connection with such offering. Other than underwriting expenses, if any, transfer taxes on any shares sold and SEC registration fees thereon, a registration statement filed pursuant to this subsection shall be Purchaser's obligation and be at Purchaser's expense including all legal and accounting fees and expenses. Nothing to the contrary contained in this section notwithstanding Purchaser's obligation shall be limited to the filing of a total of two registration statements.

         5.3 Graham Jessop. For the purpose of this Article V, the Purchaser shall also include Graham Jessop if such Permitted Shares are transferred from Seller to him.

         5.4 No Requirement of Registration Statement. Nothing to the contrary contained in this Section V notwithstanding, Purchaser shall not be required to perform its undertakings thereunder if counsel to Seller shall issue an opinion in writing to Seller to the effect that the inclusion of such shares of Common Stock in or the filing of the registration statement for such Shares which Seller then shall be offered, and the sale, transfer or otherwise disposition by Seller's Shares is not required by Purchaser to file a registration statement pursuant to the Securities Act of 1933, as amended, and the rules promulgated thereunder.

         5.5 Tender Offer. If Purchaser makes an offer to holders of its shares of common stock to purchase any of its securities pursuant to an offer by Purchaser, Purchaser agrees that there shall be included in such offer Seller's 600,000 shares acquired by it from Purchaser pursuant to this Agreement. The foregoing right shall expire three years from the date of this Agreement.

                                       VI

                           POST CLOSING COVENANTS RE:
                         COMPETITION AND NON-DISCLOSURE

         6.1 Covenant Not to Compete. Seller and its sole Shareholder Graham Jessop, acknowledges and agrees that the value to Purchaser of the transactions set forth in this Agreement will be substantially diminished if Seller and its sole Shareholder Graham Jessop were to engage in the business of dealing with the salvaging of sunk ships throughout any country in the world for a period of five years from the date hereof. Each of Seller and its sole Shareholder Graham Jessop covenants and agrees that for a period of five years subsequent to the date hereof, each of them (a) will not, either directly or indirectly, (i) engage in the business of salvaging sunk ships throughout the world; (ii) have any interest in (except ownership of a five percent (5%) or less interest in any class of outstanding securities listed on any national securities exchange or actively traded in an over the counter market) and any person, firm or corporation that engages in the business of salvaging sunk ships or (iii) have an officer, director, manager, employee, agent, consultant, formal advisor of or to, or lend any form of assistance to, or solicit, any other person, firm or corporation with respect to the salvaging of sunk ships, or (b) in addition to its obligations pursuant to this will not disclose any confidential information of Seller or Purchaser or it respective affiliate corporation regarding such business or methods, techniques or strategies, trade information, sales, customer lists or any other information relating to the business of salvaging sunk ships.

         6.2 Covenant of Non-Disclosure. Each of Seller and its sole Shareholder Grapham Jessop will hold, and will cause its shareholders, officers, directors, employees, agents, managers, consultants and advisors, unless compelled to disclose by judicial or administrative process or in making any filings with governmental entities with respect to the transactions contemplated hereby or, in the opinion of its counsel, by other requirements of law, all documents and information concerning the other party furnished to it by such other party or by its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) previously known by the party to which it was furnished, (ii) in the public domain through no fault of such party, or (iii) later lawfully acquired from other sources by the party to which it was furnished), and neither party will release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors who need to know such information in connection with this Agreement. Each of Seller and its sole Shareholder Graham Jessop agrees to hold in strict confidence all information and documents with respect to the business of Purchaser, including without limitation those related to customer lists, marketing activities, trade secrets, formulas, know-how and technical processes, unless compelled to disclose such information or documents by judicial or administrative process or, in the opinion of its counsel, by other requirements of law (except to the extent that such information can be shown to have been (i) in the public domain through no fault of it, or (ii) later lawfully acquired from other sources by
it) and each of Seller and its sole Shareholder Graham Jessop will not release or disclose such information or documents to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors who need to know such information in connection with this Agreement, each of whom shall be instructed to keep such information confidential in the manner set forth in this paragraph 6.2.

                                       VII

                                 INDEMNIFICATION

         7.1 Indemnification. Each of Seller and Shareholder, jointly and severally, shall indemnify and hold harmless Purchaser against and with respect to:

                  (a) Any damage or deficiency resulting from any breach of warranty or representation made by Seller or Shareholder in this Agreement or from the non-performance of any agreement or covenant to be performed by Seller pursuant to this Agreement, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to Purchaser pursuant to this Agreement.

                  (b) All judgments, costs and reasonable expenses (including attorney's fees) incurred in connection with or resulting from any action, suit or proceeding incident to any liability, damage or deficiency in respect of which Seller or Shareholder is obligated to indemnify and hold harmless Purchaser pursuant to the provisions of paragraph 7.1(a) of this Article VII.

                  (c) Purchaser shall give Seller and Shareholder written notice within 20 days after receipt by Purchaser of any claims, demands, actions, suits and proceedings threatened, made or initiated against it on any matter to which the indemnity provided for in this Article VII applies. Any of Seller or Shareholder shall have the right, at its or his expense, to defend such claims, demands, actions, suits and proceeding, using counsel of their own choosing. In such case, Purchaser shall have the right to be represented therein at its own expense.

         7.2 Termination of Indemnification Liability. The liability of Seller and Shareholder under subparagraphs (a), (b) and (c) of Section 7.1 shall completely terminate on December 31, 2002, except:

               (i) as to any claims, demands, actions, suits and proceedings of which notice is given as required by subparagraph (d) of Section
               7.1 prior thereto; and

               (ii) as to any liability asserted or claimed against Purchaser for federal income taxes and al other taxes, federal, state or local, relating to Seller's operations prior to the date of Closing.

            7.3 Reimbursement on Demand. Each of Seller and Shareholder, or any of them, shall reimburse Purchaser on demand, for any payment made by them or by Purchaser at any time after the date of this Agreement, with respect to any liability, obligation or claim to which the indemnity set forth above by Seller and Shareholder relates.


                                      VIII

                                  MISCELLANEOUS

         8.1 Entire Agreement. This Agreement is the entire understanding between the parties hereto and shall not be modified, changes or terminated except in writing, signed by the party against whom such modification, change or termination is sought to be enforced.

         8.2 Governing Law. This Agreement shall be governed in accordance with the laws of the State of New York with respect to agreements executed and fully performed in such state.

         8.3 Binding Effect. This Agreement shall inure and be binding on the successors and assigns of Seller and Purchaser.

         8.4   Assignment.   This Agreement shall not be assigned by Seller and
Purchaser.

         8.5 Notices. All notices, requests and other communications shall be deemed duly given if mailed, first class, postage prepaid, registered or certified, return receipt requested, addressed to the parties below as follows or telecopied to the parties at their fax numbers set forth below:

                  (a) If to Purchaser:
                      17 Battery Place
                      New York, New York 10004
                      Tel. (212) 558-6300
                      Fax (212) 482-1912

                  (b) If to Seller:

                      c/o Graham Jessop
                      Cour Bizet
                      Point El'Eveque
                      France 14120
                      Tel. 33-231-648-164
                      Fax 33-231-647-838

                  (c) If to Shareholder:

                      Cour Bizet
                      Les Bas Fald
                      Point El'Eveque
                      France 14120
                      Tel. 33-231-648-164
                      Fax 33-231-647-838
or such other address or fax number as either party may give by appropriate notice.

         8.6 Counterpart. This Agreement may be executed in counterpart.

         8.7 Headings. The headings of this Agreement or any paragraphs hereof are inserted only for the purpose of convenient reference, and it is recognized that they may not accurately or adequately describe the contents of the paragraphs which they head. Such headings shall not be deemed to limit, cover, or in any way affect the scope, meaning or intent of this Agreement or any part hereof, nor shall they otherwise be given any legal effect.

                  IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                            RMS TITANIC, INC.


                                            By
                                              ------------------------
                                                     President



                                            ARGOSY INTERNATIONAL, LTD.



                                            By
                                              ------------------------
                                                     President


                                            --------------------------
                                            GRAHAM JESSOP

                                    EXHIBIT A

                                Intangible Assets

         5.1 Registration. Purchaser shall afford Seller the opportunity to include any of its acquired shares ("Permitted Shares") of Purchaser's common stock in a registration statement filed with the Securities and Exchange Commission ("SEC") under ss. 5 of the Securities Act of 1933, as amended, if in the opinion of counsel to Seller such Seller's shares can be sold, pledged or transferred without an order of the SEC making such registration statement effective. The registration statement including the Permitted Shares shall be on Form S-1, Form S-7 or any similar form in effect. Such applicable registration statement shall apply to a registration statement filed during the four years from the date hereof. Seller shall give notice in writing to Purchaser of any such proposed filing of a registration statement on such form and Purchaser shall advise Seller in writing within fifteen days from the receipt of such written notice that it desires to include the Permitted Shares in such applicable registration statement. Seller shall furnish all information required by Purchaser from inclusion in such registration statement, which statement shall not contain any statement which, at the time and in light of all circumstances made, is false or misleading with respect to any material fact necessary in order to make the statement not false or misleading. If the registration statement to be filed by Purchaser covers an underwritten offering, the Seller may, as a condition to having its Permitted Shares included in such registration statement, be required to agree in writing that Seller will not sell, transfer or otherwise dispose of any of the shares to be registered within ninety days of the effective date of such registration statement without the consent of Purchaser, provided that Purchaser shall agree to keep such registration statement (and any other registration statement which includes any of the Permitted Shares) effective for at least ninety days from the date when Purchaser is able to sell his said shares pursuant to such registration statement.